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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 1, 1998

                       CAPITAL GAMING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         New Jersey                  0-19128                  22-3061189
   --------------------        --------------------       --------------------
      (State or other        (Commission File Number)       (I.R.S. Employer
       jurisdiction                                        Identification No.)
     of incorporation)

  2701 E. Camelback Road
        Suite 484
    Phoenix, Arizona                                             85016
--------------------------                                --------------------
  (Address of principal                                          (Zip Code)
   executive offices)

Registrant's telephone number, including area code: (602) 667-0670










                                 Not Applicable
          (Former name of former address, if changed form last report)


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Item 5. Other Events.

     On April 1, 1998, the Board of Directors of Capital Gaming International, Inc., a New Jersey corporation, named Bradley A. Denton as its Vice President and Chief Financial Officer.

Item 7 Financial Statements and Exhibits.

     No financial statements or pro forma financial information are required to be filed as a part of this report. There are no exhibits filed as part of this report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 1998                 CAPITAL GAMING INTERNATIONAL, INC.



                               By: /s/ William S. Papazian
                                   -----------------------------------------
                             Name: William S. Papazian
                            Title: Senior Vice President and General Counsel